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                                                                    Exhibit 23.8



                       [LETTERHEAD OF BDO SEIDMAN, L.L.P.]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Amendment No. 1 to the Registration Statement of Geotek Communications, Inc. on Form S-4 (Reg. No. 33-62333) of our report dated March 18, 1994 on our audits of the financial statements of European Gateway Acquisition Corp. as of December 31, 1993 and for the period then ended.


/s/ BDO Seidman, L.L.P.
------------------------
BDO SEIDMAN, L.L.P.

New York, New York
September 25, 1995